Exhibit 10.2


                        MICROCHIP TECHNOLOGY INCORPORATED
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                                   CHANGE FORM


PLEASE PRINT AND COMPLETE ALL INFORMATION BELOW:

Full name: ____________________________________________  Badge #: ______________
              Last           First             M

Home Address: __________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Social Security Number: _______________________________  Date of Hire: _________

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SECTION I - ELECTION

CHANGE PAYROLL DEDUCTION PERCENTAGE:

[ ] I hereby AUTHORIZE Microchip Technology Incorporated to change my current deduction percentage to the following:

CIRCLE ONE:   1%     2%     3%     4%     5%     6%     7%     8%     9%     10%

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SECTION II - BENEFICIARY

Beneficiary(ies) - List additional beneficiaries on back                  Relationship of Beneficiary(ies)

________________________________________________________                  ________________________________

________________________________________________________                  ________________________________

________________________________________________________                  ________________________________

________________________________________________________                  ________________________________

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SECTION III - WITHDRAW FROM THE EMPLOYEE STOCK PURCHASE PLAN (CHECK ONE)

[ ] Stop my contributions and purchase the Microchip Technology Incorporated shares on the next purchase date.

[ ] Stop my contributions and refund my payroll Employee Stock Purchase Plan deductions collected.

______________________________________________________   _______________________
Signature of Employee                                    Date